SIGNATURES

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John Cassidy, Cleo Kotis and Thomas Pandick, with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a trustee, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the "Trust") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of March, 2011.

                /s/ Charles W. Caulkins
              Charles W. Caulkins

SIGNATURES

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John Cassidy, Cleo Kotis and Thomas Pandick, with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a trustee, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the "Trust") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of March, 2011.

               /s/ Alexander Douglas
                    Alexander Douglas

SIGNATURES

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John Cassidy, Cleo Kotis and Thomas Pandick, with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a trustee, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the "Trust") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of March, 2011.

             /s/ James W. Gerard
                   James W. Gerard

SIGNATURES

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John Cassidy, Cleo Kotis and Thomas Pandick, with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a trustee, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the "Trust") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of March, 2011.

            /s/ William F. Indoe
                          William F. Indoe

SIGNATURES

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John Cassidy, Cleo Kotis and Thomas Pandick, with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a trustee, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the "Trust") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of March, 2011.

          /s/ Guy A. Main
                                 Guy A. Main

SIGNATURES

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John Cassidy, Cleo Kotis and Thomas Pandick, with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a trustee, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the "Trust") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of March, 2011.

        /s/ William J. Nolan III
                               William J. Nolan III